Form 8-K
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 Date of Report
                                  March 9, 2007


                                    BAB, Inc.
                 (Name of small business issuer in its charter)


             Delaware                0-31555                36-4389547
 (State or other jurisdiction of    Commission           (I.R.S. Employer
  incorporation or organization)    file number        Identification Number)


               500 Lake Cook Road, Suite 475, Deerfield, IL 60015
               (Address of principal executive offices) (Zip Code)


                    Issuer's telephone number (847) 948-7520



|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On March 9, 2007, the Board of Directors of BAB, Inc. authorized a $0.02 per share quarterly cash dividend. The dividend is payable April 10, 2007 to shareholders of record as of March 26, 2007.




Item 9.01  Financial Statements and Exhibits

       (c) Exhibits

           The following exhibit is furnished with this report on Form 8-K.

           99.1    Press release dated March 9, 2007







Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BAB, Inc.
                                       (Registrant)

                                   By: /s/ Michael W. Evans
                                       --------------------
                                       Michael W. Evans, Chief Executive Officer


Date: March 9, 2007

                                Index to Exhibits



Exhibit Number                     Description
--------------                     -----------

     99.1                          Press release dated March 9, 2007